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Exhibit 10.51

AMENDMENT NO. 3 TO LOAN AGREEMENT

        THIS AMENDMENT NO. 3 TO LOAN AGREEMENT, dated as of February 1, 2003 (herein called this "Amendment"), is entered into between BET ASSOCIATES, L.P., a Delaware limited partnership ("Lender"), and NEW WORLD RESTAURANT GROUP, INC., a Delaware corporation ("Borrower"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed to such terms in the Loan Agreement herein referenced.

W I T N E S S E T H:

        WHEREAS, Borrower and Lender have heretofore entered into that certain Loan and Security Agreement, dated as of May 30, 2002, as amended by that certain Amendment No. 1 to Loan and Security Agreement, dated as of July 18, 2002, and as further amended by that certain Amendment No. 2 to Loan and Security Agreement, dated as of July 31, 2002 (herein called the "Loan Agreement"); and

        WHEREAS, Borrower and Lender now desire to further amend the Loan Agreement in certain respects as hereinafter provided.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, Borrower and Lender, intending to be legally bound, hereby agree as follows:

        1.    Amendments to Loan Agreement.    The Loan Agreement is hereby amended as follows:

          (a)    Amendment to Section 1.1.    Section 1.1 of the Loan Agreement is hereby amended by amending the following definition in its entirety to read as follows:

            "Interest Rate" means an interest rate per annum equal to eleven percent (11%) at any time prior to February 1, 2003 and thirteen percent (13%) at any time on or after February 1, 2003.

          (b)    Amendment to Section 2.6(b).    Section 2.6(b) of the Loan Agreement is hereby amended by inserting the following at the end thereof:

          "Such interest rate shall be effective without notice or demand."

          (c)    Amendment to Article 2.    Article 2 of the Loan Agreement is hereby amended by inserting the following Section 2.12 immediately following Section 2.11 of the Loan Agreement:

            "2.12    Extension Fee.    On the earlier of (a) June 1, 2003 and (b) the date of termination of this Agreement, Borrower shall pay to Lender or to a designee or designees of Lender an aggregate fee of $187,500. In addition, in the event that all Obligations have not been paid in full on or prior to June 1, 2003, on June 2, 2003, Borrower shall pay to Lender a fee of $112,500 in addition to the foregoing fee. All such fees shall be due and payable without notice or demand."

          (d)    Amendment to Section 3.4.    Section 3.4 of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

    "This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect for a term ending on June 1, 2003 (the "Maturity Date")."

        2.    Reaffirmation of Credit Agreement.    This Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement in any other document, instrument, agreement or writing, including all references to the "Agreement" in the Loan Agreement, shall hereafter be deemed to refer to the Loan Agreement as amended hereby, and this Amendment shall be deemed a Loan Document.

        3.    Governing Law, Forum Selection, Consent to Jurisdiction, etc.

            (a)   THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            (b)   BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

            (c)   BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

            (d)   EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12 OF THE LOAN AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

        4.    Waiver of Jury Trial.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        5.    Severability, etc.    All obligations of the parties hereto expressed herein shall be in addition to and not in limitation of those provided by applicable law. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

        6.    Headings.    Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

        7.    Counterparts.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing a counterpart.

        8.    Entire Agreement.    The Loan Agreement, this Amendment, the Loan Documents, and any separate letter agreements with respect to fees payable to, or other matters between Borrower and Lender constitute, on and as of the date hereof, the entire agreement of the parties hereto with respect to the subject matter hereof, and all other prior or contemporaneous understandings or agreements, if any, whether written or oral, among or between the parties hereto with respect to the overall transaction are hereby superseded in their entirety.

[Remainder of Page Intentionally Blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the day and year first above written.

NEW WORLD RESTAURANT GROUP, INC.,
By:
/s/ ANTHONY D. WEDO Name: Title:
BET ASSOCIATES, L.P.,
By:
/s/ BRUCE E. TOLL Name: Title:

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  Exhibit 10.51
AMENDMENT NO. 3 TO LOAN AGREEMENT